Investor Presentation
FY2010
Second Quarter

Cautionary Notice
In addition to statements of fact, this presentation contains forward-looking statements reflecting the company’s expectations or beliefs concerning future events which could materially affect company performance in the future. The company cautions that these and similar statements involve risk and uncertainties including changes in economic and market conditions, seasonality of business, timing and magnitude of future contracts, management of growth, and other risks noted in the company’s SEC filings which may cause actual results to differ materially. Forward-looking statements are made in the context of information available as of the date stated. The company undertakes no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

Why we are No. 1 in our industry -
Executing against our mission to be the world
leader at informing people through dynamic
audio-visual communications systems
• 41 years of proven track record in the industry
• Unparalleled sales and service coverage
• Depth and breadth of product offering
• Complete integrated solution including software
• Engineering capabilities
• Capacity to deliver: 5 plants in the United States

FINANCIAL SUMMARY

Financial History
117% Revenue growth over the past 3 years

(Dollars in thousands except per share data)	FY2005	FY2006	FY2007	FY2008	FY2009	5-Yr CAGR
Sales	$230,346	$309,370	$433,201	$499,677	$581,931
Operating Income	$19,436	$31,815	$36,915	$38,243	$42,617	9.1%
Earnings Per Share	$0.39	$0.52	$0.59	$0.63	$0.64
Dividend Per Share	-	0.05	0.06	0.07	0.09
(Dollars in thousands except per share data)	FY2005	FY2006	FY2007	FY2008	FY2009
Cash from Operations	$22,377	$31,917	$14,606	$59,833	$48,730	18.3%
Capital Expenditures, net	(12,981)	(18,588)	(58,528)	(33,393)	(18,221)	7.0%
Free Cash Flow	$9,396	$13,329	$(43,922)	$26,440	$30,509	20.4%

Historical Perspective: Revenue
more than doubled from FY2005
through FY2008 - 30% CAGR
During this timeframe:
• Rapid growth: capacity was the primary constraint
• Added two manufacturing plants, Sioux Falls, and
 Redwood Falls and reorganized existing plants to a
 product focus
• Set objective of becoming world class manufacturing
 organization using “lean” practices

Accomplishments toward becoming
a World Class Manufacturing
Organization
• Implementation of lean practices in manufacturing
• Toyota lean practices are the guide for this program
 • Flow lines in every factory
 • Reliability lab, quality engineering
 • Decentralized inventory
 • Standardized product design for “custom” products
 • Implementation of lean product development methods

FY 2010 Second Quarter YTD Results*
*($ in thousands, except per share data)

FY2009 was a two-part story
• First half of year revenues were $330 million, a $660
 million run rate (10.5% operating margin).
• Second half revenues were $250 million, or a $500
 million run rate (3.2% operating margin)
• Billboard net sales declined from $26 million in Q2 of
 fiscal 2009 to $3 million in Q4 of fiscal 2009
• Excess capacity in third and fourth quarter hurt the
 bottom line
• Began cost reduction initiatives in second half of fiscal
 2009

Strong cash position
• Free cash flow
 • FY09 - $31 million
 • FY10 through Q2 - $23 million
• $57 million of net cash at end of FY10 Q2
• Debt free

Business is Organized in 5
Business Units (“BU”)
• Domestic (includes Canada)
 • Commercial
 • Live Events
 • Schools and Theaters
 • Transportation
• International
• BUs provide focus, but key strategy is to
 leverage resources across the company

Commercial Business Unit

Three main areas
• Digital billboard
• National accounts
• Resellers
Main products
• ValoTM digital displays
• GalaxyProTM
• PS-X and HD-X video
27% of FY09 net sales
FY10 net sales down 47% YTD through Q2

Commercial Overview
Long-term Growth Drivers
• Greater acceptance & increasing use
• Effective advertising medium
Competitors
• Resellers - Optec, Watchfire, EDS
• National Accounts - Optec, Hi-Tech
• Digital Billboards - Yesco, Optotec

Current Outlook for Commercial
• Expect billboard orders to remain weak
 through at least calendar 2010
• Adversely impacted by
 • Current economic environment
 • Credit availability
 • Increased price pressure

Live Events Overview
 • Large sports venues
 • Professional sports facilities
 • College and university facilities
 • Mobile and modular:
 • Rental and staging
 • Touring companies
 • Pari-mutuel
 • 46% of net sales in FY09
 • FY09 net sales up 60% over FY08
 • FY10 net sales down 27% YTD through Q2

Live Events Long-term Growth Drivers
• Fan experience
• High definition (HD)
• Competition between
 venues
• Improving price/
 performance of LED
 technology
• Revenue generation

Large Sports Venues - New Construction
• FY2009 was big year for new construction
• Significant increase in spending for display systems in new venues
• Large contracts in FY2009:
 • New Meadowlands Stadium - $45 million
 • Minnesota Twins - $8 million
 • Kansas City Royals -$10 million
 • Cincinnati Reds - $9 million
 • Kansas City Chiefs - $9 million
 • University of Minnesota - $9 million
 • New York Mets - $11 million
 • New York Yankees - $20 million
• Few construction projects in FY2010
• Typical volatility in the business
• Economic pressures and competitive environment impacting FY10

Mobile & Modular
•  Designed for ease of use, set-up and tear down

Live Events Competition
Large Sports Venues
• Mitsubishi, Lighthouse, ANC, Barco, and others
• Competition generally must partner with others to
 compete with Daktronics breadth of product
• Increasingly competitive environment
Mobile and Modular
• Barco, Lighthouse, Toshiba, Hibino
Seeing increased pricing pressure

Schools & Theatres
Business Unit

Schools & Theatres Overview
Customers
 • Elementary and high schools, junior colleges
 • Park and recreation departments
 • Theatres
 Main Products
 • Scoring Systems
 • Galaxy® displays
 • Vortek® hoist systems
11% of net sales in FY09
Primary funding is through local sponsors and advertising
FY2010 net sales down 6% YTD through Q2

International Business Unit

• Limited manufacturing in China
• 10% of net sales in FY09
• Large project driven
• Similar drivers as rest of business
• Current expectation is for lower
 sales in FY10 due to economic and
 competitive factors
• FY10 net sales down 50% YTD
 through Q2
• Improving pipeline, increased
 competition and pricing pressure

Transportation Business Unit

Transportation Overview
Three main areas:
   •Intelligent transportation systems (ITS)
   •Aviation, including airports and airlines
   •Mass Transit
6% of FY09 net sales
Strong backlog going into FY2010
FY10 net sales up 27% YTD through Q2

Transportation Overview
Long-term Growth Drivers
• Government spending
• Capacity constraints on
 highways, public transit,
 airports and parking systems
• Limited ability to build and
 expand new roads
• Increased air travel
• Work-zone safety
Competitors
• ITS - Skyline, Ledstar
• Aviation - TransLux, AMS
• Increasing competition

LOOKING AHEAD

Maintaining Long-Term Profitable Growth
Ongoing product development - generally 4% of net
 sales (higher in FY2010)
• New product for existing markets
• Enhance existing products while reducing costs
• Lean development methods
Increase market penetration in existing locations

Continued emphasis on reducing costs and improving
 quality through lean initiatives
• Improve asset turns (inventory alignment, process
 improvement)
• Focus on operating margin and free cash flow
• Leverage service (process improvement)

Managing Through Current Downturn
• Cost reduction is ongoing process, not a one time event
• Overriding objective to reduce cost without harm to
 • Long-term growth opportunities, and
 • Orders
• Goal is to come out of downturn stronger and leaner
• Focus on payroll reductions through attrition, performance and other measures.
• Strategic focus on quality, service and process
 improvements
• Expect continued declines in costs
• Continue to generate free cash flow
• Maintenance level capital expenditures for FY10

Outlook Overview - Challenging Factors
• Lighter ($90 million) backlog going into Q3
• Order bookings in Q3 lagging expectations due
 to economic factors, impacting Q3 revenue
 expectations
 • Now apparent that no large (>$5 million)
 baseball projects will go forward for
 installation this season
 • National accounts orders slower than
 anticipated
 • Large commercial projects slow to close
• Extremely aggressive pricing from competitors,
 especially new competitors trying to enter the
 market, is affecting margins

Outlook Overview - Positive Factors
• Overall cost reduction has been effective to date -
 achieved 8% operating margin in Q2
• Cost reduction continues as an ongoing process
• Significant ongoing improvements throughout the
 company on lean initiatives
• Improved competitiveness in Live Events due to:
 • New DVX outdoor video product platform beginning to
 ship Q4 - reduced cost, excellent viewing qualities,
 streamlined manufacturing, increased commonality
 across the product family.
 • New Show Control software for video systems beginning
 to ship in Q4

QUESTIONS